Acquisitions, Investments and Disposals	12 Months Ended
Dec. 31, 2011
Schedule of Business Acquisitions by Acquisition, Equity Interest Issued or Issuable:
Acquisitions, Investments and Disposals

3.               ACQUISITIONS, INVESTMENTS AND DISPOSALS

As disclosed in the preceding note, the Group experienced significant growth through acquisitions. The following describes business combinations between January 1, 2009 and December 31, 2011.

(a)         Donetsk Electrometallurgical Plant

On December 22, 2011, the Group acquired 100% of the shares of Daveze Ltd, which held 100% of ownership interest in Donetsk Electrometallurgical Plant (“DEMP”), a steel plant located in Donetsk, Ukraine, for a consideration of $537,000 to be paid in monthly installments during the period from December 2011 until December 2018. The acquisition is consistent with the Group’s program to expand its production and sales of steel products, in particular continuously-cast billets and rolls of specialty steel that are exported to the United States and Europe. DEMP is included in the Steel segment.

This business combination was accounted for using the acquisition method of accounting. The results of operations of DEMP are included in the consolidated financial statements from the date of acquisition of control, December 22, 2011. The fair value of purchase consideration at the date of acquisition of control was determined by the Group based on the amount of discounted cash payments that should be made by the Group until December 2018. The discount rate used is 8.37% per annum. The present value of purchase consideration as of December 22, 2011 amounted to $421,929. The amount of consideration outstanding as of December 31, 2011 was $351,404, out of which $319,822 was recorded in Other long-term liabilities and $31,582 was recorded in Other current liability in accordance with the payment schedule. As of December 31, 2011, these liabilities were secured with the pledge of 100% of the shares of Daveze Ltd, 100% of the shares of DEMP and property, plant and equipment totaling $85,163.

The purchase price allocation is preliminary, pending the receipt of the final property, plant and equipment and other identifiable assets appraisal. The following table summarizes the preliminary fair values of net assets acquired at the date of acquisition of control:

December 22, 2011
Cash and cash equivalents	480
Other current assets	230,402
Property, plant and equipment	233,101
Other non-current assets	1,457
Current liabilities	(210,699)
Non-current liabilities	(24,801)
Deferred income taxes	(31,692)
Fair value of net assets acquired	198,248
Goodwill	223,681
Total investment	421,929

Goodwill of $223,681 arising from the Group’s acquisition of DEMP represents expected benefits from the synergies related to continuously-cast billets and rolls of specialty steel products trading and strengthening the position in the European and United States markets.

(b)         Toplofikatsia Rousse

On December 17, 2007, the Group acquired a 49% interest in Toplofikatsia Rousse (“TPP Rousse”), a power plant located in Rousse, Republic of Bulgaria, for $73,539 paid in cash. The purchase of 49% shares was accounted for using the equity method of accounting and was included within Long-term investments in related parties until December 9, 2010 (refer to Note 9 (g)).

On December 9, 2010, the Group acquired the remaining 51% of the common shares of TPP Rousse for $71,932 paid in cash. As a result the Group increased its share in the share capital of TPP Rousse up to 100% from the previously owned 49%.

The acquisition of the remaining stake in TPP Rousse is in line with the Group’s strategy to further develop its power segment. It provides new opportunities for distribution and sale of electric power in the European market and will strengthen Group’s position in power industry.

The business combination was accounted for using the acquisition method of accounting. The results of operations of TPP Rousse were included in the consolidated financial statements from the date of acquisition of control, December 9, 2010. The purchase price allocation was preliminary, pending the receipt of the final property, plant and equipment and other identifiable asset appraisal. During 2011, the Group completed the valuation and finalized the purchase price allocation for TPP Rousse.

The following table summarizes the provisional values and adjustments to them to arrive to the final fair values of assets acquired and liabilities assumed at the date of acquisition of control:

	Provisional basis	Adjustments	Final basis
Cash and cash equivalents	1,735	–	1,735
Other current assets	10,934	–	10,934
Property, plant and equipment	58,313	(7,822)	50,491
Intangible assets	–	28,921	28,921
Other non-current assets	154	–	154
Current liabilities	(29,414)	–	(29,414)
Non-current liabilities	(3,575)	–	(3,575)
Deferred income taxes	(1,691)	(1,745)	(3,436)
Fair value of net assets acquired	36,456	19,354	55,810
Goodwill	104,586	(19,354)	85,232
Total investment	141,042	–	141,042

As of the date of acquisition of control, the previously held equity interest was remeasured at the fair value in accordance with ASC 805. The remeasurement of equity interest resulted in a loss of $2,044, which was recognized in the consolidated statement of income and comprehensive income for the year ended December 31, 2010.

In 2011, the Group completed the valuation of net assets and finalized the purchase price allocation for TPP Rousse. Goodwill of $85,232 arising from the Group’s acquisition of TPP Rousse represents expected benefits from the synergies related to the vertical integration of the Group’s business and expansion into additional markets for steam coal, which is used to fuel power plants in the European Union. TPP Rousse is included in the Power segment.

(c)          Ramateks

On June 18, 2010, the Group acquired 100% of the shares of Ramateks group of companies (“Ramateks”) for a consideration of $3,000 paid in cash. Ramateks includes two trading entities selling primarily steel products in Turkey. The acquisition is consistent with the Group’s program to expand its sales network and enlarge its client base.

This business combination was accounted for using the acquisition method of accounting. The results of operations of Ramateks are included in the consolidated financial statements from the date of acquisition of control, June 18, 2010. The following table summarizes the fair values of net assets acquired at the date of acquisition of control:

June 18, 2010
Cash and cash equivalents	360
Other current assets	15,419
Property, plant and equipment	7,276
Deferred income taxes	740
Current liabilities	(21,025)
Non-current liabilities	(2,190)
Fair value of net assets acquired	580
Goodwill	2,420
Total investment	3,000

In 2011, the Group completed the valuation of net assets and finalized the purchase price allocation for Ramateks. Goodwill of $2,420 arising from the Group’s acquisition of Ramateks represents expected benefits from the synergies related to the expansion of the trading activities and strengthening the position in the European market. Ramateks is included in the Steel segment.

(d)         Donau Commodities SRL and Laminorul S.A.

On February 25, 2010, the Group acquired 100% of the shares of Donau Commodities SRL, which held 90.9% of ownership interest in Laminorul S.A., a steel plant located in Braila, Romania, for a consideration of 8.7 million euros paid in cash. The acquisition is consistent with the Group’s program to expand its production and sales of steel products, in particular related to construction and building industries in Romania.

This transaction was accounted for using the acquisition method of accounting. The difference between the consideration paid and the fair value of net assets acquired was recorded as a bargain purchase. The results of operations of Donau Commodities SRL and Laminorul S.A. are included in the consolidated financial statements from the date of acquisition of control, February 25, 2010. The following table summarizes the fair values of net assets acquired at the date of acquisition of control:

February 25, 2010
Cash and cash equivalents	812
Other current assets	22,108
Property, plant and equipment	36,380
Other non-current assets	365
Current liabilities	(30,332)
Deferred income taxes	(5,197)
Non-current liabilities	(4,779)
Fair value of net assets acquired	19,357
Non-controlling interest	(1,760)
Gain from bargain purchase	(5,746)
Total investment	11,851

A gain from bargain purchase of $5,746 arising from the acquisition of Donau Commodities SRL and Laminorul S.A. is a result of the decision of the former owners to sell these companies and turn their attention to other businesses due to the operational difficulties experienced by these entities and lack of sufficient working capital to finance business operations. This gain from bargain purchase was recognized in consolidated statement of income and comprehensive income as a component of other income (expense).

Donau Commodities SRL and Laminorul S.A. are included in the Steel segment.

(e)          The BCG Companies

On August 19, 2008, the Group entered into a stock purchase and sale agreement, last amended and finalized as of May 6, 2009 (“Agreement”) with the owners (“Seller”) of all the issued and outstanding shares of Bluestone Industries, Inc., Dynamic Energy, Inc. and JCJ Coal Group LLC (“the BCG Companies”). The BCG Companies are coal producers located in the United States, which possess and lease coking coal reserves, coal mines and processing plants. The acquisition is in line with the Group’s strategy aimed at further developing of its mining segment. By acquiring the BCG Companies the Group gained control over the high quality coal assets, obtained access to the U.S. coking coal consumers, and reinforced its international standing.

 The closing of the Agreement took place on May 7, 2009 (“Closing Date”). The purchase price (“Purchase Price”) that the Group either has already paid or should pay in a five year term to the Seller under the Agreement constituted $436,414 plus 83,254,149 preferred shares of Mechel OAO plus two contingent payments (“Contingent Payment”) less the amount exceeding the BCG Companies’ target debt of $132,000. In accordance with the Agreement, by December 18, 2008, the Group remitted to the Seller a series of partial prepayments in the total amount of $436,414. As of Closing Date, the Group transferred 83,254,149 of its preferred shares to the Seller.

The Contingent Payment consists of two parts. The first part of the Contingent Payment includes a Contingent Share Value Right (“CVR”). Any potential CVR cash payment due to the actual total return from the preferred shares being less or equal to the target value of $986,063 will be paid on the fifth anniversary of the Closing Date and will equal the amount by which the target return exceeds the sum of the aggregate market value of the preferred shares and all dividends received. The target return could be increased up to $1,585,000 based on the additional tonnes of proven and probable reserves or measured and indicated resources in excess of 261.6 million tonnes of in-place measured and indicated resources and proven and probable reserves identified until the Closing Date, limited by 196.9 million tonnes discovered during the results of additional geological researches of the reserves of the BCG Companies.

The Group shall be released from its obligations in respect of the first part of the Contingent Payment if the market value of the preferred shares plus the cumulative dividends declared to the Seller exceeds $1,783,125 or, on July 7, 2011, 112.5% of the total of the first part of the Contingent Payment and $986,063. The Group has a right to pay the discounted amount of Contingent Payment prior to its maturity. If the Group pays the Contingent Payment at any time within five years from the Closing Date, the first part of the Contingent Payment shall be determined as $598,937. An unconditional and irrevocable guarantee was granted by Mechel- Mining OAO to the Seller in respect of this CVR cash payment. The CVR part of the Contingent Payment can be decreased by a maximum of $200,000, which is the limit of identifiable damages caused to the BCG companies by Seller’s actions occurred during the pre-closing period, including claims and litigation.

The second part of the Contingent Payment is to be made within five years from the Closing Date and depends on the results of additional geological researches of the reserves of the BCG Companies (“Drilling Program”). Organization and completion of Drilling Program by independent experts is Sellers’ responsibility, and was supposed to be fulfilled until July 7, 2011. The amount of the first part of the Contingent Payment will be proportional to the quantity of additional coal reserves and resources of the BCG Companies identified until that date, as compared to those reserves and resources existing at the date of acquisition. Each tonne of the additional coal reserves and resources will be remitted to the Sellers at $3.04 per tonne if the payment occurs on May 7, 2014, and will be discounted in case of earlier repayment.

Mechel-Mining OAO issued an unconditional and irrevocable guarantee to the Seller in respect of the Contingent Payment. The guarantee is limited to $1,000,000.

On May 6, 2009, the Group entered into pledge agreements relating to all the outstanding stock and capital membership in the BCG Companies in favor of the Seller. These pledges were made to secure the Contingent Payment, and will be released when the Contingent Payment obligations will have been fulfilled, terminated or expired.

The Group accounted for the acquisition of the BCG Companies under the purchase method of accounting in accordance with ASC 805. The following table summarizes the fair values of the purchase consideration at the Closing Date:

May 7, 2009
Cash payment	436,414
Mechel OAO preferred shares	496,159
CVR contingent payment	495,234
Drilling Program contingent payment	19,373
Total investment	1,447,180

The CVR contingent payment is a residual of estimated target value of the CVR and fair value of Mechel OAO preferred shares transferred. The target value of the CVR was determined by the Group based on an appraisal performed by independent mining engineers as of the acquisition date. The estimation implied the review of all existing evidence for the Seller’s opportunity to convert an additional inferred tonnage to proven and probable, or measured and indicated categories to be discovered during the results of Drilling Program and limited by 196.9 million tonnes. The probability for the Seller to convert the additional inferred tonnage to proven and probable, or measured and indicated categories after the completion of Drilling Program was estimated by the independent appraisal at 78.63%. The CVR contingent payment was classified as a long-term liability in accordance with FASB ASC 480, “Distinguishing Liabilities from Equity” (“ASC 480”), and ASC 815. The present value of the CVR target value as of May 7, 2009 was calculated using the discount rate of 8% per annum and amounted to $991,393. The contingent liability recognized as of the acquisition date amounted to $495,234, and was calculated as the difference between the estimated target value and the preferred shares fair value as of May 7, 2009.

Mechel OAO preferred shares were not marketable until May 6, 2010, and they were appraised by an independent third party using the probability-weighted expected return method. Under this method, the value of the Company’s capital is estimated based on an analysis of current and future values for the entire enterprise based on different scenarios. Each scenario determines a common and preferred equity value based on measured cash distributions as of the scenario event date, after considering the rights of both preferred and common equity and any other claims by other capital stakeholders. An appropriate probability was applied to each of the scenarios. The weighted average preferred share value was determined as $5.96 (196 rubles) as of May 7, 2009.

The Drilling Program contingent payment was determined by the Group based on an appraisal performed by independent mining engineers at acquisition date. The estimation was made in conjunction with the estimation of the CVR contingent payment. As a result of the analysis, that incorporated the independent mining engineers’ assumptions about the Seller’s successful effort to identify additional mineral reserves and resources as a result of the Drilling Program, additional contingent mineral reserves were estimated at $72,918 and included in the fair value of the BCG Companies’ mineral licenses. The Drilling Program contingent payment was appraised applying the same assumptions about the conversion of the inferred tonnage and the agreed rate of $3.04 per tonne as indicated above. It matures on May 7, 2014, and was classified as long-term liability in accordance with ASC 480 and ASC 805 and was discounted using the discount rate of 8%, stated in the Merger agreement for actual settlement of contingent obligation, which represents the estimate of the amount that would have been paid if the Group had settled the liability at the balance sheet date. The present value of the Drilling Program contingent payment as of May 7, 2009 amounted to $19,373.

In September 2011, the Group received a report from the Seller of the BCG Companies on the results of the Drilling Program.  The letter appears to state that approximately 54.8 million tonnes of additional coal resources were identified pursuant to the Drilling Program.  The Group believes that the content of the report does not support the findings in the report and the report is deficient.  The Group has requested additional supporting data and information to evaluate the results of the Drilling Program.

The Group determined the fair values of the BCG Companies’ assets acquired and liabilities assumed for property, plant and equipment, intangible assets, mineral rights, asset retirement obligations, non-pension employees benefits, deferred income taxes and tax contingencies based on independent appraisal. The Group internally determined the fair values for current assets and current and long-term liabilities of the BCG Companies as of May 7, 2009. The results of operations of the BCG Companies are included in the consolidated financial statements from the date of acquisition of control, May 7, 2009.

The following table summarizes the fair values of net assets acquired at the date of acquisition of control:

May 7, 2009
Cash and cash equivalents	4,908
Other current assets	43,126
Property, plant and equipment	138,678
Mineral licenses	2,172,382
Other non-current assets	976
Current liabilities	(111,286)
Non-current liabilities	(93,164)
Deferred income taxes	(708,440)
Fair value of net assets acquired	1,447,180
Total investment	1,447,180

The income approach was used in valuing the coal mineral licenses of the BCG Companies. In using the Income approach, the opinion of value was developed using the Multi-Period Excess Earnings Method (“MPEEM”). The MPEEM is a specific application of the discounted cash flow method. The principle behind the MPEEM is that the value of a mineral license is equal to the present value of the incremental after-tax cash flows attributable only to the subject mineral license after deducting contributory asset charges. The principle behind a contributory asset charge is that a mineral license “rents” or “leases” from a hypothetical third party all the assets it requires to produce the cash flows resulting from its development, that each project rents only those assets it needs (including elements of goodwill) and not the ones that it does not need, and that each project pays the owner of the assets a fair return on (and of, when appropriate) the fair value of the rented assets. Thus, any net cash flows remaining after such charges are attributable to the subject asset being valued. The incremental after-tax cash flows attributable to the subject asset are then discounted to their present value.

Both the cost and market approaches were utilized in appraising plant and equipment and intangible assets. For the cost approach, the reproduction/replacement cost was determined recognizing the concept that a prudent investor would pay no more for an asset than the cost to reproduce or replace the asset with an identical or similar unit of equal utility. The market approach focuses on the actions of actual buyers and sellers in the market for similar assets. It was applied when the Group had sufficient detailed information to find comparable sales data in the marketplace.

In accordance with ASC 805, the Group adjusts the contingent liability arising from the contingent consideration arrangements each reporting period, with a corresponding gain or loss reflected in the statement of income and comprehensive income (loss), based on changes in the fair value of the obligation. The Group determined the fair value of Mechel OAO preferred shares as of December 31, 2009 based on an independent appraisal using the same method as of the acquisition date. The weighted average preferred share value was determined as $12.97 (392 Russian rubles) as of December 31, 2009. The estimations of the CVR target value and Drilling Program contingent payment remained unchanged, except for the effects of accretion from the date of the acquisition through December 31, 2009.

The Contingent Payment as of December 31, 2009 and May 7, 2009 in the amount of $20,369 and $514,607, respectively, is recorded within other long-term liabilities. The change in the fair value of Mechel OAO preferred shares during the post-acquisition period through December 31, 2009 resulted in a $494,238 decrease in the CVR contingent payment, which was recorded as a non-taxable gain in other income and expense, net in the consolidated financial statements. This gain is a result of the changes resulting from the events after the acquisitions date, primarily because of the significant increase in the value of preferred shares following similar increase in the Mechel OAO common stock quotes, and does not constitute a measurement period adjustment that would require adjustment of the purchase consideration. The fair value of the contingent payment as of December 31, 2011 amounted to $23,759, the whole amount related to the Drilling Program contingent payment. The CVR contingent payment amount was equal to $nil and did not change since December 31, 2009.

On June 11, 2010, the Group and the Seller signed an amendment to the Agreement that was a result of the Seller’s commitment to settle third party litigation. With this amendment, the target value of CVR, the target value amount in the event of the CVR prepayment and the amount which triggers the automatic extinguishment of CVR were increased by $3,500 and amounted to $989,563, $1,588,500 and $1,787,063, respectively. The Group accounted for the amendments of the Agreement as the change in the fair value of the CVR contingent payment, and the resulting effect to the CVR value as of December 31, 2010 was $nil.

On May 6, 2010, Mechel OAO preferred shares were listed on the NYSE. Based on the preferred shares market quotes and the calculations set by the Agreement, in March 2011, the market value of the preferred shares plus the cumulative dividends declared to the Seller exceeded $1,787,063, which resulted in the automatic extinguishment of the CVR. Following the automatic extinguishment of the CVR, on March 18, 2011, the Group was released of the CVR contingent payment, pledge agreements relating to the outstanding stock and capital membership in the BCG Companies in favor of the Seller, and the CVR guarantee issued by Mechel-Mining OAO.

The BCG Companies are included in the Mining segment.

(f)           Goodwill

Balance at December 31, 2008	910,444
Acquisition of EkosPlus, Mining segment	4,533
Translation difference	(20,603)
Balance at December 31, 2009	894,374
Acquisition of TPP Rousse (Note 3(b)), Energy segment	85,232
Acquisition of Ramateks (Note 3(c)), Steel segment	2,420
Acquisition of other subsidiaries, Steel segment	2,371
Translation difference	(14,837)
Balance at December 31, 2010	969,560
Acquisition of DEMP (Note 3(a)), Steel segment	223,681
Acquisition of other subsidiaries	5,679
Translation difference	(47,733)
Balance at December 31, 2011	1,151,187

Goodwill arising on the above acquisitions is not deductible for tax purposes.

(g)         Non-controlling interests

The following table summarizes changes in non-controlling interests for the three years ended December 31, 2011, 2010 and 2009:

Balance at December 31, 2008	305,838
Purchase of non-controlling interest in subsidiaries by the Group	(3,368)
New acquisitions	246
Non-controlling interests share in subsidiaries’ income from continuing operations	2,590
Translation difference	(9,349)
Balance at December 31, 2009	295,957
Purchase of non-controlling interest in subsidiaries by the Group	(7,040)
New acquisitions	1,760
Non-controlling interests share in subsidiaries’ income from continuing operations	34,761
Translation difference	(2,263)
Balance at December 31, 2010	323,175
Purchase of non-controlling interest in subsidiaries by the Group	(20)
Effect of changes in ownership of subsidiaries within the Group	880
Non-controlling interests share in subsidiaries’ income from continuing operations	75,562
Translation difference	(25,035)
Balance at December 31, 2011	374,562

At various dates during 2011, 2010 and 2009, the Group purchased non-controlling interest in the following subsidiaries:

Year ended December 31, 2009:

		Non-controlling interest acquired
	Date of acquisition	%	Amount	Cash paid
Southern Kuzbass Coal Company (SKCC)	September-October	0.44%	3,043	11,131
Chelyabinsk Metallurgical Plant (CMP)	April	0.01%	65	–
Mechel Carbon AG	July-September	9.21%	260	–
Delizia Finance Ltd	January	10.00%	–	3,000
Luckstone Corporation	January	10.00%	–	500
Nerungribank	January	4.89%	–	–
Morcenter TECK	March	0.83%	–	–
			3,368	14,631

Year ended December 31, 2010:

		Non-controlling interest acquired
	Date of acquisition	%	Amount	Cash paid
Southern Kuzbass Coal Company (SKCC)	February-December	0.71%	4,947	16,505
Chelyabinsk Metallurgical Plant (CMP)	January-February	0.00%	25	10
Mechel Carbon AG	June	0.79%	5	308
Other	January-August		303	658
			5,280	17,481

Year ended December 31, 2011:

		Non-controlling interest acquired
	Date of acquisition	%	Amount	Cash paid
Southern Kuzbass Coal Company (SKCC)	January-December	0.02%	20	283
Effect of changes in ownership of subsidiaries within the Group	January-December		(880)	–
			(860)	283

In January 2009, the Group’s subsidiary Oriel Resources Plc. acquired the remaining 10% of Delizia Finance Ltd. and Luckstone Corporation for $3,000 and $500 paid in cash, respectively, completing the process of consolidation of its Kazakhstan assets. The purchase of interests in Delizia Finance Ltd. and Luckstone Corporation was accounted for as an equity transaction and recorded in the consolidated financial statements for the year ended December 31, 2009.

On different dates from September to October 2009, the Group acquired 0.44% of voting shares of SKCC for $11,131 paid in cash. The purchase of non-controlling interest in SKCC was accounted for as an equity transaction and was recorded in the consolidated financial statements for the year ended December 31, 2009.

On different dates from February through December 2010, the Group acquired 0.71% of voting shares of SKCC for $16,505 paid in cash. The purchase of non-controlling interest in SKCC was accounted for as an equity transaction and was recorded in the consolidated financial statements for the year ended December 31, 2010.

During 2010, Mechel OAO exchanged the 100% of interest in the BCG Companies for the common shares of Mechel-Mining OAO and made additional capital contributions increasing the Group’s interest in Mechel-Mining OAO up to 98.69%. These transactions resulted in a dilution of the non-controlling interest in Mechel-Mining OAO. The exchange of shares was accounted for as an equity transaction and was recorded in the consolidated financial statements for the year ended December 31, 2010 as an increase in the additional paid-in capital in the amount of $528.

On different dates from January through December 2011, the Group acquired 0.02% of voting shares of Southern Kuzbass Coal Company (“SKCC”) from third parties for $283 paid in cash. The purchase of non-controlling interest in SKCC was accounted for as an equity transaction and was recorded in the consolidated financial statements for the year ended December 31, 2011.

(h)         Pro forma condensed consolidated income statement data (unaudited)

The following unaudited pro forma consolidated income statement information for (i) 12 months ended December 31, 2011, gives effect to the business combinations that occurred in 2011, as if they had occurred at the beginning of 2011 and (ii) 12 months ended December 31, 2010, gives effect to the business combinations that occurred in 2011 and 2010, as if they had occurred at the beginning of 2010:

	Year ended December 31,
	2011	2010
Revenue, net	12,548,035	9,830,228
Net income	688,495	637,046
Net income per share	1.47	1.51

The business combinations that occurred in 2011 contributed $1,792 to consolidated revenues and $1,581 of net loss to the Group’s consolidated net income for the year ended December 31, 2011 from the dates of such acquisitions.

There were no significant one-off adjustments directly attributable to the business combinations that occurred in 2011 and were recorded in the Group’s net revenue and net income for the year ended December 31, 2011.

The following unaudited pro forma condensed consolidated income statement information for (i) 12 months ended December 31, 2010, gives effect to the business combinations that occurred in 2010, as if they had occurred at the beginning of 2010 and (ii) 12 months ended December 31, 2009, gives effect to the business combinations that occurred in 2010 and 2009, as if they had occurred at the beginning of 2009:

	Year ended December 31,
	2010	2009
Revenue, net	9,793,988	5,951,436
Net income	655,968	243,420
Net income per share	1.55	0.26

The business combinations that occurred in 2010 contributed $75,740 to consolidated revenues and $16,235 of net loss to the Group’s consolidated net income for the year ended December 31, 2010 from the dates of such acquisitions.

There were no significant one-off adjustments directly attributable to the business combinations that occurred in 2010 and were recorded in the Group’s net revenue and net income for the year ended December 31, 2010.

These unaudited pro forma amounts are provided for informational purposes only and do not purport to present the results of operations of the Group had the transactions assumed therein occurred on or as of the dates indicated, nor is it necessarily indicative of the results of operations, which may be achieved in the future.